Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Tri-State 1st Banc, Inc. on Form 10-QSB for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof I, Charles B. Lang, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act 2002, that:

(1) The report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Tri-State 1st Banc, Inc. (Registrant)

Date:	By:	/s/ Charles B. Lang
November 10, 2006		Charles B. Lang
President and Chief Executive Officer

In connection with the quarterly report of Tri-State 1st Banc, Inc. on Form 10-QSB for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof I, Stephen Beadnell, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act 2002, that:

(3) The report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	By:	/s/ Stephen Beadnell
November 10, 2006		Stephen Beadnell
Chief Financial Officer